UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD BALANCED FUND, INC.
(Exact name of registrant as specified in charter)

222 State Street, Portsmouth, NH			03801-3853
(Address of principal executive offices)			(Zip code)

Pax World Management Corp. 222 State Street, Portsmouth, NH 03801-3853 Attn.: Joseph F. Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.   Reports to Stockholders.

E T H I C A L   I N V E S T I N G

Semi-Annual Report

PAX World Balanced Fund

PAX World Growth Fund

PAX World High Yield Fund

30 JUNE 2006

Dear fellow Pax World shareholders,

As a hot, damp summer in New England draws to a close, I am pleased to provide you with the 2006 Semi-Annual Report of Pax World Funds. I do so with some degree of concern about where markets are headed, but a great deal of confidence about where Pax World is headed.

The economy has proven resilient in the face of significant headwinds, although some cracks have begun to appear. Inflation has trended higher and manufacturing output and job growth have slowed. This is not to say that the economy is in a major downturn, but the Iraq war, turmoil in Israel and Lebanon, higher energy prices, rising consumer debt, historically high trade and budget deficits, a cooling real estate market, a flattened yield curve, and uncertainty about Federal Reserve policy under its new Chairman all contribute to increased uncertainty about where the economy is headed.

On the positive side, corporate profits and cash flows remain strong, unemployment is low, interest rates in the United States remain low by historic standards, the Federal Reserve appears poised to forego further rate hikes, and a continuing global recovery all bode well.

At Pax World, our Funds have experienced mixed results in the first two quarters of 2006. I encourage you to read our portfolio managers' comments and portfolio highlights below. Despite the uncertainty and volatility in the financial markets, however, our portfolio managers remain optimistic that there are good investment opportunities to be found, and that investing in financially sound companies that meet Pax World's social responsibility criteria is still a smart way to invest. At the same time, we continue to explore ways to lower costs and improve service to our shareholders. We believe the second half of 2006 will be a period of positive transformation and renewed commitment to the values that underscore Pax World's philosophy and investment approach.

As I write, I cannot help but reflect on the fact that we are in so many ways a world at war. Pax World's mission, on the other hand, has always been to invest in a way that promotes and contributes to world peace. In this regard, I would call attention to our continued work with Mercy Corps (www.mercycorps.org) and encourage you to support the humanitarian relief and reconciliation work that Mercy Corps is doing in Lebanon,

Darfur and other troubled regions of the globe. According to Mercy Corps, every $1 contributed can help them secure at least $7 of food, water, fuel and other critical supplies on the ground.

When we consider what some people must live through every day, we can only count our blessings.

Peace,

Joseph F. Keefe
CEO
Pax World Management Corp.

Dear Pax World Shareholders,

In the first half of 2006, Pax World's social research department has continued to advance the practice of socially responsible investing. In this semi-annual report I will describe some recent events and Pax World's activities.

One of our important sources of environmental data is the Environmental Protection Agency's (EPA) Toxic Release Inventory (TRI), which reports company emissions on a large number of toxins. Last year, under pressure from the small business community, the EPA proposed major changes to the TRI. To summarize the proposal, 1) company reporting would change from annual to bi-annual, 2) the requirement for some companies to report certain persistent bioaccumulative toxins like mercury and lead would be eliminated, and 3) the threshold for mandatory reporting would increase tenfold. Pax World immediately wrote to the EPA, asking them to drop the planned changes. We are far from alone in our opposition. The EPA received letters from 23 states and over 122,000 letters from the public opposing the changes. The fight has even moved into Congress, where on May 18 the House of Representatives passed an amendment to the FY 2007 Interior Appropriation budget that prohibits the EPA from spending any money to implement the changes. Furthermore, two senators are protesting the cutbacks by placing a hold on a Bush administration nominee to the EPA. Even the EPA's own Science Advisory Board opposes the changes, as described in a letter to EPA Administrator Stephen Johnson. As of today, the EPA is still planning to go ahead with the changes, and an announcement is expected in December 2006.

As strong supporters of the environment, Pax World has endorsed the Carbon Disclosure Project (CDP). This project began by asking for greenhouse gas disclosure from the world's largest 500 companies. This year it expanded to include 1900 companies, and as a result, www.cdproject.net has built the largest registry of greenhouse gas information in the world. To increase participation in the project, Pax World wrote to several companies in our portfolios, expressing our support of the project and urging them to complete the CDP questionnaire. As companies responded, we found the results encouraging.

For some time, we have followed events in war-torn Sudan with mounting concern. As the government-sponsored genocide continued and all attempts at peace failed, we watched a divestment campaign begin at the university level and spread to include nearly half the states. Buttressed by sanctions imposed by the U.S. Government, Illinois, Oregon, Maine and New Jersey have passed legislation requiring divestment. Twenty-one other states are engaged in the divestment campaign at some level. Therefore, Pax World examined our own exposure to Sudan and found that we do not hold any of the companies that are primary targets of the divestment campaign. However, we did find four companies that we determined would be appropriate investments for the Funds that were doing a nominal amount of business in the region, all through contracts with regional distributors. For example, Procter & Gamble helps create potable water by distributing its Pur brand water purification packets through refugee camps in Chad. Responses from PepsiCo, Toyota and AstraZeneca also gave no cause for alarm.

Diversity is another issue where Pax World has a long history of activism. We have approached this in many different ways, from letter writing to direct engagement. Recently, we helped the Social Investment Research Analyst Network (SIRAN) research how many companies on the S&P 100 disclose Equal Employment Opportunity (EEO-1) data. We found that 95% of companies do not make the data publicly available, and 75% will not release it even upon request. Results of the project are available at www.siran.org. Clearly, there is a great deal of work to be done to promote transparency on this issue, and Pax World will continue to push for equality in the workplace.

As always, we are interested in hearing your views. I invite you to send your remarks to comments@paxworld.com, or call us at 1-800-767-1729. Please know that although I cannot respond to every email, I do read each one and I am impressed by your knowledge and your passion in matters of social justice. Thank you for your investment and your commitment to social and environmental improvement.

Sincerely,

Anita Green
Vice President of Social Research

Table of Contents

Table of Contents

Letters to Shareholders	1

PAXWORLD Balanced Fund, Inc.

Portfolio Manager's Comments	6

Portfolio Highlights	8

Shareholder Expense Examples	16

Schedule of Investments	18

Statement of Assets and Liabilities	39

Statement of Operations	41

Statement of Changes in Net Assets	42

Statement of Changes – Capital Stock Activity	44

Financial Highlights	45

PAXWORLD Growth Fund, Inc.

Portfolio Manager's Comments	10

Portfolio Highlights	11

Shareholder Expense Examples	16

Schedule of Investments	30

Statement of Assets and Liabilities	39

Statement of Operations	41

Statement of Changes in Net Assets	42

Statement of Changes – Capital Stock Activity	44

Financial Highlights	46

PAXWORLD High Yield Fund, Inc.

Portfolio Managers' Comments	13

Portfolio Highlights	14

Shareholder Expense Examples	16

Schedule of Investments	32

Statement of Assets and Liabilities	39

Statement of Operations	41

Statement of Changes in Net Assets	42

Statement of Changes – Capital Stock Activity	44

Financial Highlights (Individual Investor Class)	47

Financial Highlights (Institutional Class)	48

Notes to Financial Statements	49

Portfolio Manager's Comments

June 30, 2006

PAXWORLD Balanced Fund, Inc.

CHRISTOPHER H. BROWN
PORTFOLIO MANAGER

Q.  How did the Pax World Balanced Fund perform during the first six months of 2006?

A.  The Balanced Fund posted a positive return for the first six months of 2006. The Fund had a total return of 2.88% versus 1.34% for the 60% S&P 500/40% Lehman Brothers U.S. Aggregate Bond Index blend and 2.25% for the Lipper Balanced Fund Index, each for the six-month period ended June 30, 2006. The S&P 500 Index had a total return of 2.71% and the Lehman Brothers U.S. Aggregate Bond Index had a total return of -0.72% for the same period.

Q.  What were the most important factors that influenced the performance of the Pax World Balanced Fund during the first six months of 2006?

A.  Asset allocation has been, and continues to be, a major positive influence on performance. The Fund continued its 2005 strategy of overweighting equities vs. fixed income. As of June 30, 2006 the Fund's allocation was 68.6% stocks and 28.9% bonds, with the remainder in cash and equivalents. As stated above, for the first six months of 2006 stocks outperformed bonds and proved to be a big driver of the Fund's positive performance.

  Two other drivers of performance were the out-performance of both the fixed income and equity portion of the portfolio. The Fund's defensive fixed income strategy added to the Fund's over performance. For the six-month period ended June 30, 2006, the Fund's fixed income portfolio was up 0.66% vs. -0.72% for the Lehman Brothers U.S. Aggregate Bond Index.

  On the equity side, the Fund's equity portfolio had a total return of 4.44% vs. 2.71% for the S&P 500 Index for the six-month period ended June 30, 2006. A major factor for the out-performance was individual stock selection. The Fund out-performed the S&P 500 Index in 7 out of the 10 sectors tracked by S&P 500 for the first six months of 2006. The sectors where the Fund lagged during the first six months were Health Care, Financials and Telecommunication Services.

Q.  What are some examples of securities bought and sold by the Pax World Balanced Fund during the first six months of 2006?

A.  In the first six months of the year, we added some new companies to the portfolio, including financial stocks such as Nomura Holdings, Inc., Mitsubishi UJF Financial Group and Lincoln National Corp. Although we continue to be underweight in financials, we believe that the prospect of the Fed pausing in its rate hikes should help these stocks.

Portfolio Manager's Comments, continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

  We also added to current positions in the consumer staples sector, which are seen as more defensive positions such as CVS Corp.; Avon Products, Inc.; PepsiCo, Inc. and Proctor & Gamble Co. We have been concerned for some time about rising gas prices, higher interest rates and geopolitical unrest, and consumer staples companies usually perform well in a slowing economy.

  On the sell side, we trimmed a number of issues that have been profitable and are approaching the valuation target assigned by the portfolio manager. We sold a portion of the Fund's positions in America Movil SA, Chesapeake Energy Corp., Apache Corp. and Citrix Systems, Inc.

  For social screening issues we sold our entire position in Koninklijke Philips Electronics.

Portfolio Highlights

June 30, 2006

PAX WORLD Balanced Fund, Inc.

Key Statistics

Year-to-date change in NAV ($23.65 to $24.33)	$0.68
Year-to-date change in total net assets ($1,929 to $2,029 million)	$100 million
Year-to-date total return[1]	2.88%
1 Year average total return[1]	7.91%
3 Year average total return[1]	10.46%
5 Year average total return[1]	4.73%
10 Year average total return[1]	9.34%

Ten Largest Holdings2 (as of June 30, 2006)

Company	Percent of Net Assets
America Movil SA ADR	1.93%
Cemex SA ADR	1.73%
Baker Hughes, Inc.	1.51%
Amgen, Inc.	1.45%
CVS Corp.	1.40%
Cisco Systems, Inc.	1.30%
Staples, Inc.	1.20%
ENSCO International, Inc.	1.19%
Intuit, Inc.	1.19%
Pentair, Inc.	1.17%
Total	14.07%

1 The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

2 Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Portfolio Highlights, continued

June 30, 2006

PAX WORLD Balanced Fund, Inc.

Asset Allocation (as of June 30, 2006)

Sector Diversification (as of June 30, 2006)

Sector	Percent of Net Assets
Government Agency Bonds	19%
Information Technology	16%
Health Care	10%
Energy	8%
Consumer Staples	8%
Industrials	6%
Mortgage-Backed Bonds	5%
Telecommunication Services	5%
Corporate Bonds	5%
Materials	4%
Consumer Discretionary	4%
Financials	4%
Utilities	3%
Cash & Equivalents	3%
Total	100%

Portfolio Manager's Comments

June 30, 2006

PAXWORLD Growth Fund, Inc.

PAUL I. GULDEN, JR.
PORTFOLIO MANAGER

Q.  How did the Pax World Growth Fund perform during the first six months of 2006?

A.  For the six-month period ended June 30, 2006, the Fund had a total return of -1.95%. versus 2.71% for the S&P 500 Index and 0.13%, for the Lipper Multi-Cap Growth Fund Index, each for the six-month period ended June 30, 2006.

Q.  What were the most important factors that influenced the performance of the Pax World Growth Fund during the first six months of 2006?

A.  The most important factor influencing the Fund's performance was the continuing effort by the Federal Reserve to raise interest rates. In a rising interest rate environment, equities generally do not perform as well as short-term and longer dated fixed income securities because the increased yield available on short-term and longer dated fixed income investments competes for investors' dollars. A rising rate environment also can call into question the sustainability of economic recovery and corporate profits. Hence, the amount (P/E multiples) investors are willing to pay usually contracts and defensive issues are usually favored over growth.

  To a lesser extent, I also believe that the rapid rise in energy prices and escalating tensions in the Middle East also played a role in the Fund's under performance.

Q.  What are some examples of securities bought and sold by the Pax World Growth Fund during the first six months of 2006?

A.  Our emphasis over the first six months of 2006 has been on adding to what has been performing well and eliminating what has not. As a defensive measure we have also held more cash than usual. We believe that a significant market low will be reached later in the year, and we want to be in a position to take advantage of it.

  Specifically, we reduced some of our exposure to energy, believing that the major increases in energy are over. As a result, Chesapeake Energy was sold. We also added to healthcare, including purchasing shares of Quest Diagnostics. This company provides diagnostic testing, information and related services to the healthcare industry and is a major beneficiary of trends in the medical profession. We also added to Gilead Science. Gilead is the world leader in developing anti-infective and anti-fungal drugs used to treat patients suffering from life threatening diseases. A long-term holding of ours in the health field, United Healthcare, was sold. This managed care company was starting to see increased pricing pressure.

Portfolio Highlights

June 30, 2006

PAX WORLD Growth Fund, Inc.

Key Statistics

Year-to-date change in NAV ($12.82 to $12.57)	–$0.25
Year-to-date change in total net assets ($97.72 to $107.94 million)	$10.22 million
Year-to-date total return[1]	–1.95%
1 Year average total return[1]	6.80%
3 Year average total return[1]	13.40%
5 Year average total return[1]	2.61%
Since Inception (6-11-97 to 6-30-06) average total return[1]	2.56%

Ten Largest Holdings2 (as of June 30, 2006)

Company	Percent of Net Assets
Akamai Technologies, Inc.	4.69%
Gilead Sciences, Inc.	4.38%
Cognizant Technology Solutions Corp.	4.37%
j2 Global Communications, Inc.	4.34%
Gardner Denver, Inc.	4.28%
Garmin Ltd.	3.91%
Baker Hughes, Inc.	3.79%
America Movil SA ADR	3.70%
Kinetic Concepts, Inc.	3.68%
Wabtec Corp.	3.46%
Total	40.60%

1 Rate of return figures do not include the 2.50% initial sales charge that was in effect until November 1,1999. The average total return since the Fund's inception with the initial sales charge included is 2.27%. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

2 Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Portfolio Highlights, continued

June 30, 2006

PAX WORLD Growth Fund, Inc.

Asset Allocation (as of June 30, 2006)

Sector Diversification (as of June 30, 2006)

Sector*	Percent of Net Assets
Information Technology	41%
Health Care	13%
Cash & Equivalents	11%
Industrials	9%
Energy	9%
Telecommunication Services	7%
Financials	5%
Materials	3%
Consumer Staples	2%
Total	100%

* May include companies representing multiple industries within a single "Sector".

Portfolio Manager's Comments

June 30, 2006

PAXWORLD High Yield Fund, Inc.

DIANE M. KEEFE & MARY V. AUSTIN
PORTFOLIO CO-MANAGERS

Q.  How did the Pax World High Yield Fund perform during the first six months of 2006?

A.  Pax World High Yield Fund Individual Class and Institutional Class had total returns of 2.87% and 3.02%, respectively, for the six-month period ended June 30, 2006. The Merrill Lynch High Yield Master I Index had a 3.01% total return and the Lipper High Current Yield Fund Index had a total return of 2.35% for the same six-month period.

Q.  What were the most important factors that influenced the performance of the Pax World High Yield Fund during the first six months of 2006?

A.  The Fund benefited from the price appreciation of Millicom International Cellular bonds due to bids received by the company from investment grade companies, including A-rated China Mobile, and from the appreciation due to buyouts of National Mentor and Progress Rail Service. The Fund also benefited from the announced IPOs of Aventine Renewable Energy and VeraSun Energy, two privately held ethanol producers, and strong results from Alliance Imaging and Blockbuster. Lastly, the Fund benefited from the appreciation of the Euro vs the U.S. dollar as non-dollar denominated bonds compose 4.1% of the Fund's portfolio.

Q.  What are some examples of securities bought and sold by the Pax World High Yield Fund during the first six months of 2006?

A.  The Fund increased its exposure to two companies that are benefiting from what we believe to be a fast growing Mexican middle class: Jafra Cosmetics & Urbi Desarrollos Urbanos. Jafra, now the Fund's largest holding, is creating excellent opportunities for Mexican women much like Avon did when it started operations in the U.S. Urbi Desarrollos Urbanos is a Mexican homebuilder that is creating affordable housing for lower and middle income people and appears to be benefiting from the Mexican government's financing for it.

  In addition, the Fund added to Copano Energy, Denbury Resources, Allis-Chalmers Energy, and Range Resources, all energy related companies so that the Fund may continue to benefit from what we expect to be increasing energy prices.

  During the first half of 2006, we sold Brake Brothers, a UK food company, Advanced Micro Devices, an IT company, and Alaska Communications, all at a profit.

Portfolio Highlights

June 30, 2006

PAX WORLD High Yield Fund, Inc.

Key Statistics – Individual Investor Class

Year-to-date change in NAV ($8.35 to $8.28)	–$0.07
Year-to-date change in total net assets ($56.55 to $62.60 million)	$6.05 million
Year-to-date distributions to shareholders (per share)	$0.309
Current 30 day yield[1]	8.10%
Year-to-date total return[2]	2.87%
1 Year average total return[2]	5.21%
3 Year average total return[2]	6.92%
5 Year average total return[2]	6.24%
Since Inception (10-8-99 to 6-30-06) average total return[2]	4.93%

Key Statistics – Institutional Class

Year-to-date change in NAV ($8.35 to $8.28)	–$0.07
Year-to-date change in total net assets ($10.07 to $9.47 million)	–$0.60 million
Year-to-date distributions to shareholders (per share)	$0.322
Current 30 day yield[1]	8.36%
Year-to-date total return[2]	3.02%
1 Year average total return[2]	5.55%
Since Inception (6-01-04 to 6-30-06) average total return[2]	7.39%

Geographical Diversication (as of June 30, 2006)

USA[3]	69%
Mexico	4%
Cayman Isl	3%
Germany	3%
South Africa	3%
France	2%
Italy	2%
Brazil	2%
Canada	2%
Luxembourg	2%
Greece	1%
Netherlands	1%
Singapore	1%
Bermuda	1%
Denmark	1%
Indonesia	1%
Bahamas	1%
Hong Kong	1%
Total	100%

1 Yields are calculated by dividing the net investment income per share for the 30-day period by the Net Asset Value per share at the end of the period and annualizng the results.

2 The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

3 Includes money market securities, certificates of deposit, commercial paper and cash and equivalents, if applicable.

Portfolio Highlights, continued

June 30, 2006

PAX WORLD High Yield Fund, Inc.

Ten Largest Holdings1 (as of June 30, 2006)

Company	Percent of Net Assets
Jafra Cosmetics International, Inc. 10.750% due 05-15-11	2.78%
Universal Hospital Services, Inc. 10.125% due 11-01-11	2.31%
WH Holdings Ltd. 9.500% due 04-01-11	2.20%
Compagnie Generale de Geophysique 7.500% due 05-15-15	2.07%
U.S. Oncology, Inc. 10.750% due 08-15-14	1.97%
Thornburg Mortgage, Inc. 8.000% due 05-15-13	1.89%
Wind Acquisition Finance SA 144A 10.750% due 12-01-15	1.85%
Concentra Operations Corp. 9.500% due 08-15-10	1.80%
Aleris International, Inc. 9.000% due 11-15-14	1.70%
Cellu Tissue Holdings, Inc. 9.750% due 03-15-10	1.70%
Total	20.27%

1 Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash & equivalents, if applicable.

Credit Quality (as of June 30, 2006)

Sector Diversification (as of June 30, 2006)

Sector	Percent of Net Assets
Consumer Discretionary	20%
Industrials	13%
Consumer Staples	13%
Health Care	11%
Telecommunication Services	10%
Energy	9%
Materials	8%
Financials	7%
Cash & Equivalents	5%
Information Technology	3%
Utilities	1%
Total	100%

Shareholder Expense Examples

June 30, 2006

PAXWORLD

Examples

As a shareholder of the Pax World Balanced, Growth or High Yield Funds, you incur two types of costs: (1) transaction costs, including redemption fees with respect to the High Yield Fund; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds, and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2006 and ending on June 30, 2006.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. For each of the Funds, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $12 to the estimated expenses paid during the period.

Hypothetical Examples for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that IRA, Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $12 to the estimated expenses paid during the period.

Shareholder Expense Examples, continued

June 30, 2006

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the High Yield Fund's short term redemption fees. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (1/1/2006)	Ending Account Value (6/30/2006)	Expenses Paid During Period* (1/1/2006 – 6/30/2006)
Pax World Balanced Fund
Actual	$1,000	$1,028.80	$4.78
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76
Pax World Growth Fund
Actual	$1,000	$980.50	$7.41
Hypothetical (5% return before expenses)	$1,000	$1,017.31	$7.55
Pax World High Yield Fund – Individual Investor Class Shares
Actual	$1,000	$1,028.70	$6.69
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.66
Pax World High Yield Fund – Institutional Class Shares
Actual	$1,000	$1,030.20	$5.18
Hypothetical (5% return before expenses)	$1,000	$1,019.69	$5.16

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2006 and ending on June 30, 2006). The annualized expense ratios for each of the Funds are as follows:
  Balanced Fund: 0.95%
  Growth Fund: 1.51%
  High Yield Fund – Individual Investor Class Shares: 1.33%
  High Yield Fund – Institutional Class Shares: 1.03%

Schedule of Investments (Unaudited)

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
STOCKS: 68.6%
COMMON STOCKS: 68.4%
CONSUMER DISCRETIONARY: 4.1%
Bed Bath & Beyond, Inc. (a)	200,000	$6,634,000
BJ's Wholesale Club, Inc. (a)	350,000	9,922,500
Coach, Inc. (a)	275,000	8,222,500
GameStop Corp. Class A (a)	200,000	8,400,000
Honda Motor Co. Ltd. ADR	175,000	5,568,500
Johnson Controls, Inc.	125,000	10,277,500
Staples, Inc.	1,000,000	24,320,000
Toyota Motor Credit Corp. ADR	100,000	10,459,000
		83,804,000
CONSUMER STAPLES: 7.8%
Avon Products, Inc.	542,000	16,802,000
Corn Products International, Inc.	761,900	23,314,140
CVS Corp.	925,000	28,397,500
Estee Lauder Cos., Inc.	250,000	9,667,500
Kimberly-Clark Corp.	350,000	21,595,000
McCormick & Co., Inc.	350,000	11,742,500
PepsiCo, Inc.	375,000	22,515,000
Procter & Gamble Co.	425,000	23,630,000
		157,663,640
ENERGY: 8.3%
Apache Corp.	271,400	18,523,050
Baker Hughes, Inc.	375,000	30,693,750
BP PLC ADR	225,000	15,662,250
Chesapeake Energy Corp.	475,000	14,368,750
ENSCO International, Inc.	525,000	24,160,500
Equitable Resources, Inc.	500,600	16,770,100
Helix Energy Solutions Group, Inc. (a)	400,000	16,144,000
Questar Corp.	250,000	20,122,500
Suncor Energy, Inc.	140,000	11,341,400
Weatherford International Ltd. (a)	25,000	1,240,500
		169,026,800
FINANCIALS: 3.5%
Banco Bilbao Vizcaya Argentaria SA ADR	175,000	3,605,000
Hospitality Properties Trust	200,000	8,784,000
ING Groep NV ADR	110,000	4,325,200

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS, continued
FINANCIALS, continued
Lincoln National Corp.	274,539	$15,494,996
Mitsubishi UFJ Financial Group, Inc. ADR	422,900	5,899,455
National Bank of Greece SA	490,600	3,924,800
National City Corp.	300,000	10,857,000
Nomura Holdings, Inc. ADR	250,000	4,700,000
SLM Corp.	150,000	7,938,000
Willis Group Holdings Ltd.	192,600	6,182,460
		71,710,911
HEALTH CARE: 10.4%
Abbott Laboratories, Inc.	300,000	13,083,000
Amgen, Inc. (a)	450,000	29,353,500
AstraZeneca PLC ADR	318,100	19,028,742
Baxter International, Inc.	250,000	9,190,000
Becton Dickinson & Co.	127,100	7,769,623
Dentsply International, Inc.	148,977	9,028,006
GlaxoSmithKline PLC ADR	300,000	16,740,000
Henry Schein, Inc. (a)	112,783	5,270,350
Invitrogen Corp. (a)	300,000	19,821,000
Johnson & Johnson, Inc.	300,000	17,976,000
McKesson Corp.	400,000	18,912,000
Medtronic, Inc.	350,000	16,422,000
Pfizer, Inc.	275,000	6,454,250
PRA International (a)	175,000	3,897,250
Senomyx, Inc. (a)	250,000	3,607,500
Stryker Corp.	350,000	14,738,500
		211,291,721
INDUSTRIALS: 6.3%
American Standard Cos., Inc.	440,300	19,051,781
Black & Decker Corp.	120,000	10,135,200
Chicago Bridge & Iron Co. NV	329,600	7,959,840
Deere & Co.	210,800	17,599,692
Donnelley R R & Sons Co.	300,000	9,585,000
Gardner Denver, Inc. (a)	106,600	4,104,100
Joy Global, Inc.	95,805	4,990,482
Pentair, Inc.	695,900	23,792,821
Ryder Systems, Inc.	333,300	19,474,719
TNT NV ADR	325,000	11,635,000
		128,328,635

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS, continued
INFORMATION TECHNOLOGY: 15.9%
Accenture Ltd. Class A	575,000	$16,284,000
Amdocs Ltd. (a)	525,000	19,215,000
Applied Materials, Inc.	617,542	10,053,584
Automatic Data Processing, Inc.	443,000	20,090,050
CheckFree Corp. (a)	350,000	17,346,000
Cisco Systems, Inc. (a)	1,350,000	26,365,500
Citrix Systems, Inc. (a)	500,000	20,070,000
EMC Corp. (a)	1,750,000	19,197,500
Entegris, Inc. (a)	938,600	8,944,858
Fair Isaac Corp.	350,000	12,708,500
Fiserv, Inc. (a)	463,511	21,024,859
Intel Corp.	200,000	3,790,000
Intuit, Inc. (a)	400,000	24,156,000
Jabil Circuit, Inc. (a)	260,000	6,656,000
Komag, Inc. (a)	150,000	6,927,000
Microsoft Corp.	725,000	16,892,500
Nam Tai Electronics, Inc.	425,000	9,507,250
QUALCOMM, Inc.	500,000	20,035,000
SAP Aktiengesellschaft ADR	400,000	21,008,000
Seagate Technology (a)	825,000	18,678,000
Secure Computing Corp. (a)	350,000	3,010,000
		321,959,601
MATERIALS: 4.4%
Aracruz Celulose SA ADR	175,000	9,173,500
Bemis Co.	177,700	5,441,174
Cemex SA ADR	617,667	35,188,515
Masco Corp.	350,000	10,374,000
Maverick Tube Corp. (a)	166,800	10,540,092
Nucor Corp.	100,000	5,425,000
Sealed Air Corp.	250,000	13,020,000
		89,162,281
TELECOMMUNICATION SERVICES: 5.0%
Alltel Corp.	250,000	15,957,500
America Movil SA ADR	1,175,000	39,080,500
BT Group PLC ADR	500,000	22,145,000
Philippine Long Distance Telephone Co. ADR	99,900	3,448,548
Telecom Corp. of New Zealand Ltd. ADR	250,000	4,972,500

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS, continued
TELECOMMUNICATION SERVICES, continued
Telefonos de Mexico SA ADR (representing ordinary shares L)	500,000	$10,415,000
Vodafone Group PLC ADR	200,000	4,260,000
		100,279,048
UTILITIES: 2.7%
Aqua America, Inc.	443,833	10,114,962
KeySpan Corp.	300,000	12,120,000
UGI Corp.	500,000	12,310,000
Veolia Environment ADR	375,000	19,395,000
		53,939,962
TOTAL COMMON STOCKS (Cost $1,042,699,249)		1,387,166,599
PREFERRED STOCKS: 0.2%
FINANCIALS: 0.2%
Aegon NV	45,000	1,136,250
Federal Home Loan Mortgage Corp.	25,000	1,050,000
HRPT Properties Trust, Series B	50,000	1,300,000
Regency Centers Corp.	32,000	824,000
TOTAL PREFERRED STOCKS (Cost $4,424,840)		4,310,250
TOTAL STOCKS (Cost $1,047,124,089)		1,391,476,849
BONDS: 28.9%	PRINCIPAL AMOUNT
MORTGAGE-BACKED SECURITIES: 5.0%
U.S. GOVERMENT MORTGAGE-BACKED: 4.7%
FREDDIE MAC (MORTGAGE-BACKED): 1.0%
5.000%, due July 1, 2007	$164,341	162,891
4.500%, due March 1, 2008	925,285	903,159

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
U.S. GOVERMENT MORTGAGE-BACKED, continued
FREDDIE MAC (MORTGAGE-BACKED), continued
4.500%, due April 1, 2008	$1,078,994	$1,053,193
3.500%, due May 1, 2008	1,360,763	1,287,439
5.000%, due October 1, 2008	1,226,003	1,207,779
4.000%, due April 1, 2010	2,310,016	2,196,205
4.000%, due September 1, 2010	3,246,399	3,086,454
4.000%, due May 1, 2014	2,493,125	2,358,029
4.000%, due September 1, 2018	879,948	812,612
4.500%, due September 1, 2018	1,338,499	1,266,012
5.000%, due October 1, 2018	1,330,769	1,283,870
5.500%, due October 1, 2018	723,055	710,343
5.500%, due October 1, 2018	727,285	714,499
5.000%, due November 1, 2018	674,084	650,328
5.000%, due November 1, 2018	672,366	648,671
6.500%, due May 1, 2029	500,837	506,315
6.500%, due December 1, 2029	422,402	427,022
6.500%, due June 1, 2032	608,930	614,654
		19,889,475
FANNIE MAE (MORTGAGE-BACKED): 3.7%
4.000%, due September 1, 2010	1,404,520	1,333,536
5.500%, due December 1, 2011	799,379	791,204
5.000%, due January 1, 2014	1,678,809	1,641,438
5.000%, due February 1, 2014	1,162,943	1,136,859
5.500%, due October 1, 2014	2,222,045	2,188,080
5.500%, due November 1, 2014	2,453,213	2,415,715
5.000%, due April 1, 2018	4,007,596	3,868,356
4.500%, due July 1, 2018	4,461,529	4,226,810
5.000%, due November 1, 2018	217,484	209,927
5.000%, due November 1, 2018	903,673	872,275
5.000%, due November 1, 2018	977,275	943,321
5.000%, due February 1, 2019	2,329,121	2,246,648
5.000%, due April 1, 2019	858,655	828,251
5.000%, due June 1, 2019	2,178,356	2,101,222
5.500%, due July 1, 2019	2,148,766	2,110,932
4.500%, due November 1, 2019	2,440,483	2,309,706
5.000%, due January 1, 2020	2,137,100	2,061,427
5.000%, due March 1, 2020	1,998,408	1,925,265
5.000%, due October 1, 2023	2,063,804	1,962,321
4.500%, due January 1, 2025	1,776,671	1,642,671

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
U.S. GOVERMENT MORTGAGE-BACKED, continued
FANNIE MAE (MORTGAGE-BACKED), continued
5.000%, due June 1, 2025	$2,697,008	$2,554,376
5.000%, due November 1, 2025	3,613,183	3,422,098
8.000%, due May 1, 2030	197,833	208,786
6.500%, due June 1, 2032	637,846	643,476
4.000%, due November 1, 2033	3,445,599	3,037,058
4.269%, due January 1, 2035	4,207,955	4,056,424
4.567%, due March 1, 2035	6,655,464	6,627,185
6.000%, due April 1, 2035	2,142,346	2,110,265
4.638%, due June 1, 2035	1,781,634	1,721,553
5.000%, due June 1, 2035	1,404,350	1,313,594
5.000%, due July 1, 2035	1,667,170	1,559,429
5.500%, due July 1, 2035	2,209,176	2,123,399
5.000%, due August 1, 2035	1,578,469	1,476,460
5.500%, due November 1, 2035	2,906,740	2,793,878
5.500%, due December 1, 2035	2,126,207	2,043,652
5.500%, due December 1, 2035	1,159,326	1,114,312
5.500%, due December 1, 2035	1,514,949	1,456,127
		75,078,036
COMMERCIAL MORTGAGE-BACKED: 0.3%
JP Morgan Chase Commercial Mortgage Securities Corp. 4.738%, due July 15, 2042	2,000,000	1,839,744
Morgan Stanley Capital I Class A 4.989%, due August 13, 2042	2,000,000	1,877,262
Nomura Asset Securities Corp. 6.590%, due March 15, 2030	3,000,000	3,042,986
		6,759,992
TOTAL MORTGAGE-BACKED SECURITIES (Cost $106,308,722)		101,727,503
U.S. GOVERNMENT AGENCY BONDS: 19.3%
FEDERAL FARM CREDIT BANK: 1.5%
3.700%, due October 27, 2008	3,000,000	2,886,966
4.550%, due April 26, 2010	5,000,000	4,834,095
4.480%, due June 21, 2010	3,000,000	2,888,793

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY BONDS, continued
FEDERAL FARM CREDIT BANK, continued
4.950%, due May 9, 2012	$7,000,000	$6,755,308
4.950%, due May 16, 2012	5,000,000	4,824,670
4.950%, due June 20, 2012	3,000,000	2,893,215
4.990%, due January 28, 2015	1,000,000	944,488
5.300%, due June 22, 2015	3,000,000	2,835,120
5.500%, due August 17, 2020	1,500,000	1,414,436
		30,277,091
FEDERAL HOME LOAN BANK SYSTEM: 12.0%
4.950%, due October 20, 2006	5,000,000	4,992,185
5.000%, due October 20, 2006	5,000,000	4,992,905
4.900%, due September 15, 2006	3,000,000	2,996,379
5.420%, due November 7, 2006	2,000,000	2,000,080
5.000%, due December 15, 2006	5,000,000	4,987,150
2.625%, due January 30, 2007	3,000,000	2,950,611
5.050%, due February 5, 2007	3,000,000	2,989,968
5.000%, due February 9, 2007	5,000,000	4,976,595
5.050%, due February 28, 2007	3,000,000	2,988,960
4.135%, due March 29, 2007	5,815,000	5,755,792
5.080%, due April 3, 2007	3,000,000	2,989,074
5.235%, due April 30, 2007	4,000,000	3,986,868
3.280%, due May 7, 2007	3,000,000	2,944,149
3.100%, due May 21, 2007	5,000,000	4,895,145
2.750%, due July 23, 2007	3,000,000	2,915,679
4.250%, due August 8, 2007	3,000,000	2,956,893
4.000%, due September 24, 2007	3,000,000	2,946,633
4.350%, due September 28, 2007	2,000,000	1,972,236
5.100%, due September 28, 2007	3,000,000	2,984,529
4.375%, due October 10, 2007	2,855,000	2,815,201
4.000%, due January 28, 2008	1,500,000	1,466,630
3.520%, due January 30, 2008	3,000,000	2,911,470
4.500%, due February 15, 2008	3,000,000	2,954,379
4.500%, due February 15, 2008	2,000,000	1,969,586
3.200%, due March 3, 2008	3,000,000	2,891,847
5.100%, due March 6, 2008	2,000,000	1,987,000
5.200%, due March 28, 2008	3,000,000	2,982,267
3.700%, due April 2, 2008	5,000,000	4,852,680
3.500%, due April 21, 2008	4,000,000	3,865,328
3.530%, due April 29, 2008	4,000,000	3,866,240

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY BONDS, continued
FEDERAL HOME LOAN BANK SYSTEM, continued
4.100%, due July 14, 2008	$4,000,000	$3,895,680
3.000%, due July 17, 2008	1,500,000	1,469,213
3.375%, due July 21, 2008	5,000,000	4,799,670
3.510%, due July 22, 2008	2,500,000	2,406,180
4.560%, due August 12, 2008	2,635,000	2,584,224
3.750%, due August 14, 2008	2,750,000	2,697,362
4.375%, due October 3, 2008	5,000,000	4,885,525
3.750%, due October 21, 2008	5,000,000	4,817,445
4.100%, due November 17, 2008	3,000,000	2,909,970
4.125%, due November 17, 2008	3,000,000	2,911,560
4.250%, due December 3, 2008	3,000,000	2,918,082
4.125%, due December 11, 2008	1,000,000	984,213
4.000%, due January 29, 2009	3,000,000	2,896,842
3.790%, due February 13, 2009	4,000,000	3,840,984
3.750%, due March 24, 2009	3,000,000	2,872,902
3.250%, due May 12, 2009	6,000,000	5,950,614
5.375%, due May 15, 2009	2,000,000	1,995,272
5.750%, due June 29, 2009	2,000,000	1,994,702
4.500%, due August 21, 2009	3,000,000	2,989,380
4.520%, due August 26, 2009	3,000,000	2,917,479
4.000%, due October 19, 2009	3,000,000	2,870,913
4.500%, due December 28, 2009	2,000,000	1,990,032
4.350%, due February 16, 2010	3,000,000	2,890,224
4.450%, due February 24, 2010	3,000,000	2,898,111
5.000%, due February 25, 2010	2,740,000	2,687,954
5.040%, due June 7, 2010	3,000,000	2,938,023
4.500%, due July 27, 2010	4,100,000	3,948,165
4.500%, due August 4, 2010	3,000,000	2,888,460
4.625%, due October 7, 2010	5,000,000	4,824,465
5.500%, due February 15, 2011	5,000,000	4,936,410
6.000%, due June 29, 2011	2,500,000	2,493,107
4.875%, due November 15, 2011	6,000,000	5,826,348
4.875%, due December 1, 2011	3,250,000	3,134,072
4.270%, due January 17, 2012	3,000,000	2,819,349
4.950%, due January 26, 2012	3,000,000	2,898,330
4.800%, due March 9, 2012	3,000,000	2,879,172
4.950%, due March 15, 2012	3,000,000	2,895,507
5.250%, due May 3, 2012	5,000,000	4,866,390
4.650%, due June 29, 2012	3,000,000	2,853,726

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY BONDS, continued
FEDERAL HOME LOAN BANK SYSTEM, continued
4.770%, due July 6, 2012	$2,000,000	$1,912,432
4.800%, due July 19, 2012	3,500,000	3,349,983
5.300%, due August 16, 2012	3,000,000	2,924,352
5.100%, due September 21, 2012	2,000,000	1,932,072
5.450%, due April 27, 2015	3,000,000	2,904,468
5.250%, due July 14, 2016	3,000,000	2,857,317
4.000%, due July 16, 2018	1,000,000	921,561
		243,862,701
FREDDIE MAC (AGENCY): 2.3%
3.800%, due June 28, 2007	3,000,000	2,950,809
3.000%, due August 15, 2007	3,000,000	2,918,994
4.050%, due September 24, 2007	2,500,000	2,453,522
2.500%, due December 24, 2007	2,500,000	2,395,068
3.250%, due March 14, 2008	3,000,000	2,892,408
3.500%, due April 15, 2008	5,305,000	5,127,940
4.125%, due August 19, 2008	7,000,000	6,812,806
4.000%, due January 14, 2009	3,000,000	2,895,216
3.500%, due April 1, 2009	3,000,000	2,853,429
4.000%, due August 4, 2009	4,000,000	3,837,140
4.850%, due December 7, 2009	4,000,000	3,900,228
5.875%, due March 21, 2011	3,000,000	3,023,949
6.250%, due March 5, 2012	4,000,000	4,010,596
5.000%, due July 15, 2014	1,500,000	1,453,605
		47,525,710
FANNIE MAE (AGENCY): 3.5%
4.750%, due August 3, 2007	3,625,000	3,595,703
4.300%, due November 28, 2007	3,000,000	2,951,688
3.750%, due May 12, 2008	3,000,000	2,909,424
4.000%, due August 8, 2008	3,000,000	2,913,852
3.750%, due December 8, 2008	3,000,000	2,884,263
4.000%, due January 26, 2009	4,000,000	3,862,764
4.503%, due February 17, 2009	7,324,000	7,108,894
4.250%, due May 12, 2009	4,000,000	3,871,444
5.750%, due June 29, 2009	2,000,000	1,998,326
4.250%, due November 23, 2009	2,000,000	1,924,248
3.625%, due December 28, 2009	4,000,000	3,910,460
4.300%, due February 17, 2010	3,000,000	2,886,597

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY BONDS, continued
FANNIE MAE (AGENCY), continued
4.400%, due March 8, 2010	$3,000,000	$2,894,685
4.750%, due April 19, 2010	3,000,000	2,916,507
4.375%, due June 21, 2010	6,000,000	5,765,412
5.030%, due September 23, 2011	5,000,000	4,856,890
5.000%, due March 2, 2015	10,000,000	9,540,370
5.250%, due July 14, 2015	4,000,000	3,840,348
		70,631,875
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $403,200,360)		392,297,377
CORPORATE BONDS: 4.6%
CONSUMER DISCRETIONARY: 0.4%
Tandy Corp. 6.950%, due September 1, 2007	1,094,000	1,102,063
Toyota Motor Credit Corp. 4.370%, due July 28, 2008	3,000,000	2,918,910
Toyota Motor Credit Corp. 2.750%, due August 6, 2009	1,909,080	1,831,779
Toyota Motor Credit Corp. 5.050%, due January 18, 2015	2,000,000	1,845,080
		7,697,832
CONSUMER STAPLES: 0.3%
CVS Corp. 3.875%, due November 1, 2007	5,000,000	4,869,045
Estee Lauder Cos., Inc. 6.000%, due January 15, 2012	1,599,000	1,619,202
		6,488,247
FINANCIALS: 1.9%
AFLAC, Inc. 6.500%, due April 15, 2009	5,000,000	5,113,930
Chubb Corp. 3.950%, due April 1, 2008	5,000,000	4,854,945
CIT Group, Inc. 5.434%, due November 23, 2007	3,000,000	3,008,589
CIT Group, Inc. 5.500%, due November 30, 2007	10,000,000	9,970,270

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
FINANCIALS, continued
SLM Corp. Tranche TR 00034 4.000%, due January 15, 2009	$4,000,000	$3,845,772
SLM Corp. Tranche TR 00084 4.510%, due June 1, 2009	2,000,000	1,925,480
SLM Corp. Tranche TR 00087 5.240%, due July 27, 2009	2,000,000	2,003,216
SLM Corp. Tranche TR 00079 4.640%, due February 1, 2010	1,700,000	1,628,090
SLM Corp. Tranche TR 00480 5.300%, due December 15, 2012	2,500,000	2,353,750
SLM Corp. Tranche TR 00061 4.003%, due June 23, 2014	1,600,000	1,467,280
SLM Corp. Tranche TR 00066 4.184%, due July 25, 2014	3,075,000	2,813,656
		38,984,978
HEALTH CARE: 0.9%
Bristol Myers Squibb Co. 5.750%, due October 1, 2011	8,400,000	8,386,972
UnitedHealth Group, Inc. 5.200%, due January 17, 2007	4,835,000	4,823,256
Wellpoint, Inc. 3.750%, due December 14, 2007	2,000,000	1,943,982
Wellpoint, Inc. 4.250%, due December 15, 2009	3,000,000	2,863,722
		18,017,932
INDUSTRIALS: 0.3%
Pentair, Inc. 7.850%, due October 15, 2009	5,000,000	5,269,360
INFORMATION TECHNOLOGY: 0.1%
Fiserv, Inc. 4.000%, due April 15, 2008	3,000,000	2,898,915
TELECOMMUNICATION SERVICES: 0.4%
British Telecommunications PLC 8.375%, due December 15, 2010	5,000,000	5,494,465
CenturyTel, Inc. 5.000%, due February 15, 2015	2,000,000	1,766,488
		7,260,953

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
UTILITIES: 0.3%
National Fuel Gas Co. 6.303%, due May 27, 2008	$5,500,000	$5,564,685
TOTAL CORPORATE BONDS (Cost $96,041,580)		92,182,902
TOTAL BONDS (Cost $605,550,662)		586,207,782
CERTIFICATES OF DEPOSIT: 0.0%
Self Help Credit Union 4.900%, due May 26, 2007	250,000	250,000
South Shore Bank 4.200%, due October 9, 2006	500,000	500,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $750,000)		750,000
MONEY MARKET SHARES: 2.3%	NUMBER OF SHARES
Pax World Money Market Fund (b) (Cost $45,666,355)	45,666,355	45,666,355
TOTAL INVESTMENTS: 99.8% (Cost $1,699,091,106)		2,024,100,986
Other assets and liabilities (Net): 0.2%		4,609,140
Net Assets: 100.0%		$2,028,710,126

(a)  Non income producing security

(b)  Affiliate – Security is managed by Pax World Management Corp., the Fund's Adviser

ADR  American Depository Receipt

See notes to financial statements

Schedule of Investments (Unaudited)

June 30, 2006

PAXWORLD Growth Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS: 89.4%
CONSUMER STAPLES: 2.2%
PepsiCo, Inc.	40,000	$2,401,600
ENERGY: 9.0%
Baker Hughes, Inc.	50,000	4,092,500
Hydril Co. (a)	40,000	3,140,800
Questar Corp.	30,000	2,414,700
		9,648,000
FINANCIALS: 5.0%
Investment Technology Group, Inc. (a)	70,000	3,560,200
Tower Group, Inc.	60,000	1,815,000
		5,375,200
HEALTH CARE: 13.0%
Gilead Sciences, Inc. (a)	80,000	4,732,800
Kinetic Concepts, Inc. (a)	90,000	3,973,500
Psychiatric Solutions, Inc. (a)	80,000	2,292,800
Quest Diagnostics, Inc.	50,000	2,996,000
		13,995,100
INDUSTRIALS: 9.5%
Gardner Denver, Inc. (a)	120,000	4,620,000
MSC Industrial Direct Co., Class A	40,000	1,902,800
Wabtec Corp.	100,000	3,740,000
		10,262,800
INFORMATION TECHNOLOGY: 41.3%
Akamai Technologies, Inc. (a)	140,000	5,066,600
Alliance Data Systems Corp. (a)	50,000	2,941,000
Allscripts Healthcare Solutions, Inc. (a)	80,000	1,404,000
Cerner Corp. (a)	50,000	1,855,500
Cognizant Technology Solutions Corp. (a)	70,000	4,715,900
CommScope, Inc. (a)	100,000	3,142,000
Digital Insight Corp. (a)	100,000	3,429,000
Digital River, Inc. (a)	40,000	1,615,600
Garmin Ltd.	40,000	4,217,600
j2 Global Communications, Inc. (a)	150,000	4,683,000
Neoware Systems, Inc. (a)	100,000	1,229,000
Network Appliance, Inc. (a)	100,000	3,530,000

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD Growth Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS, continued
INFORMATION TECHNOLOGY, continued
QUALCOMM, Inc.	80,000	$3,205,600
Symbol Technologies, Inc.	588	6,345
Thomas & Betts Corp. (a)	70,000	3,591,000
		44,632,145
MATERIALS: 2.7%
Cemex SA ADR	51,838	2,953,211
TELECOMMUNICATION SERVICES: 6.7%
America Movil SA ADR	120,000	3,991,200
Infrasource Services, Inc. (a)	100,000	1,821,000
Quanta Services, Inc. (a)	80,000	1,386,400
		7,198,600
TOTAL COMMON STOCKS (Cost $84,622,044)		96,466,656
MONEY MARKET SHARES: 15.8%
Pax World Money Market Fund – note B (b) (Cost $17,068,640)	17,068,640	17,068,640
TOTAL INVESTMENTS: 105.2% (Cost $101,690,684)		113,535,296
Other assets and liabilities (Net): (5.2)%		(5,593,644)
Net Assets: 100.0%		$107,941,652

(a)  Non-income producing security

(b)  Affiliate – security is managed by Pax World Management Corp., the Fund's Advisor.

ADR  American Depository Receipt

See notes to financial statements

Schedule of Investments (Unaudited)

June 30, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS: 93.1%
CONSUMER DISCRETIONARY: 20.1%
Blockbuster, Inc. 9.500%, due September 1, 2012	$500,000	$468,750
Brookstone Co, Inc., 144A 12.000%, due October 15, 2012 (a)	750,000	663,750
Brown Shoe Co., Inc. 8.750%, due May 1, 2012	750,000	774,375
Dura Operating Corp. 9.000%, due May 1, 2009	500,000	265,000
FTD, Inc. 7.750%, due February 15, 2014	716,000	708,840
Gregg Appliances, Inc. 9.000%, due February 1, 2013	1,000,000	927,500
Harry & David Holdings, Inc. 9.000%, due March 1, 2013	750,000	682,500
Interactive Health LLC, 144A 7.250%, due April 1, 2011 (a)	1,211,000	993,020
Leslie's Poolmart, Inc. 7.750%, due February 1, 2013	785,000	765,375
Levi Strauss & Co., 144A 8.875%, due April 1, 2016 (a)	500,000	480,000
Linens 'n Things, Inc., 144A 10.702%, due January 15, 2014 (a)	250,000	238,125
Perry Ellis International, Inc. 8.875%, due September 15, 2013	750,000	738,750
Quebecor Media, Inc., 144A 7.750%, due March 15, 2016 (a)	250,000	246,250
Quiksilver, Inc. 6.875%, due April 15, 2015	750,000	701,250
Riddell Bell Holdings, Inc. 8.375%, due October 1, 2012	1,025,000	1,014,750
Steinway Musical Instruments, 144A 7.000%, due March 1, 2014 (a)	600,000	583,500
Uno Restaurant Corp., 144A 10.000%, due February 15, 2011 (a)	750,000	577,500
VICORP Restaurants, Inc. 10.500%, due April 15, 2011	1,180,000	1,056,100
Vitamin Shoppe Industries, Inc., 144A 12.670%, due November 15, 2012 (a)	750,000	772,500

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
CONSUMER DISCRETIONARY, continued
WH Holdings Ltd. 9.500%, due April 1, 2011	$1,438,000	$1,581,800
Windstream Corp., 144A 8.625%, due August 1, 2016 (a)	250,000	256,875
		14,496,510
CONSUMER STAPLES: 12.4%
American Greetings Corp. 7.375%, due June 1, 2016	250,000	252,500
Chiquita Brands International, Inc. 8.875%, due December 1, 2015	750,000	667,500
Dean Foods Co. 7.000%, due June 1, 2016	1,000,000	972,500
Fage Dairy Industry SA, 144A 7.500%, due January 15, 2015 (a)(b) (GR)	900,000	1,040,809
Foodcorp Ltd., 144A 8.875%, due June 15, 2012 (a)(b) (SA)	500,000	664,482
Jafra Cosmetics International, Inc. 10.750%, due May 15, 2011	1,860,000	2,004,150
Jean Coutu Group PJC, Inc. 8.500%, due August 1, 2014	1,000,000	925,000
NBTY, Inc. 7.125%, due October 1, 2015	1,250,000	1,181,250
Rite Aid Corp. 8.125%, due May 1, 2010	500,000	505,000
SESI LLC, 144A 6.875%, due June 1, 2014 (a)	750,000	725,625
		8,938,816
ENERGY: 9.4%
Allis-Chalmers Energy, Inc., 144A 9.000%, due January 15, 2014 (a)	750,000	753,750
Aventine Renewable Energy Holdings, Inc., 144A 11.329%, due December 15, 2011 (a)	500,000	527,500
Compagnie Generale de Geophysique 7.500%, due May 15, 2015	1,515,000	1,488,488

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
ENERGY, continued
Copano Energy LLC, 144A 8.125%, due March 1, 2016 (a)	$500,000	$500,000
Denbury Resources, Inc. 7.500%, due December 15, 2015	650,000	650,000
FPL Energy National Wind FDG LLC, 144A 6.125%, due March 25, 2019 (a)	941,900	914,050
LPG International, Inc. 7.250%, due December 20, 2015	1,000,000	925,000
Range Resources Corp. 7.500%, due May 15, 2016	250,000	248,125
VeraSun Energy Corp., 144A 9.875%, due December 15, 2012 (a)	250,000	265,000
Whiting Petroleum Corp. 7.000%, due February 1, 2014	500,000	475,000
		6,746,913
FINANCIALS: 5.2%
E*Trade Financial Corp. 7.375%, due September 15, 2013	600,000	603,000
FTI Consulting, Inc. 7.625%, due June 15, 2013	250,000	254,375
LaBranche & Co, Inc. 11.000%, due May 15, 2012	500,000	550,000
Ship Finance International Ltd. 8.500%, due December 15, 2013	1,000,000	955,000
Thornburg Mortgage, Inc. 8.000%, due May 15, 2013	1,375,000	1,361,250
		3,723,625
HEALTH CARE: 10.7%
Alliance Imaging, Inc. 7.250%, due December 15, 2012	925,000	827,875
Concentra Operations Corp. 9.500%, due August 15, 2010	1,250,000	1,300,000
Mylan Laboratories, Inc. 6.375%, due August 15, 2015	750,000	720,000
Omnicare, Inc. 6.875%, due December 15, 2015	750,000	716,250

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
HEALTH CARE, continued
Select Medical Corp. 7.625%, due February 1, 2015	$1,250,000	$1,093,750
Universal Hospital Services, Inc. 10.125%, due November 1, 2011	1,590,000	1,661,550
U.S. Oncology, Inc. 10.750%, due August 15, 2014	1,305,000	1,422,450
		7,741,875
INDUSTRIALS: 13.3%
Buhrmann U.S., Inc. 8.250%, due July 1, 2014	750,000	750,000
Case Corp. 7.250%, due January 15, 2016	750,000	712,500
Da-Lite Screen Co, Inc. 9.500%, due May 15, 2011	1,000,000	1,065,000
Desarrolladora Homex SA 7.500%, due September 28, 2015	1,000,000	945,000
Interline Brands, Inc. 8.125%, due June 15, 2014	500,000	501,250
Kimball Hill, Inc. Series B 10.500%, due December 15, 2012	500,000	465,000
Knowledge Learning Corp., Inc., 144A 7.750%, due February 1, 2015 (a)	750,000	690,000
PHI, Inc., 144A 7.125%, due April 15, 2013 (a)	750,000	710,625
Ply Gem Industries, Inc. 9.000%, due February 15, 2012	1,000,000	915,000
Progress Rail Services Corp., 144A 7.750%, due April 1, 2012 (a)	341,000	369,985
RathGibson, Inc., 144A 11.250%, due February 15, 2014 (a)	745,000	771,075
Ultrapetrol Bahamas Ltd. 9.000%, due November 24, 2014	750,000	680,625
Urbi Desarrollos Urbanos SA, 144A 8.500%, due April 19, 2016 (a)	1,000,000	1,005,000
		9,581,060

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
INFORMATION TECHNOLOGY: 3.3%
Dycom Industries, Inc. 8.125%, due October 15, 2015	$750,000	$755,625
IKON Office Solutions, Inc. 6.750%, due December 1, 2025	750,000	628,789
Stats Chippac Ltd. 7.500%, due July 19, 2010	1,000,000	977,500
		2,361,914
MATERIALS: 7.8%
Adaro Finance BV, 144A 8.500%, due December 8, 2010 (a)	750,000	746,250
Aleris International, Inc. 9.000%, due November 15, 2014	1,200,000	1,227,000
Blue Ridge Paper Products, Inc. 9.500%, due December 15, 2008	500,000	445,000
Cellu Tissue Holdings, Inc. 9.750%, due March 15, 2010	1,250,000	1,225,000
CSN Islands IX Corp., 144A 10.000%, due January 15, 2015 (a)	750,000	828,750
Russell Stanley Holdings, Inc., 144A 9.000%, due November 30, 2008 (a)	36,532	8,768
WII Components, Inc. 10.000%, due February 15, 2012	1,175,000	1,169,125
		5,649,893
TELECOMMUNICATION SERVICES: 9.8%
Axtel SA 11.000%, due December 15, 2013	$650,000	$715,000
Cell C (PTY) Ltd., 144A 8.625%, due July 1, 2012 (a)(b) (SA)	1,000,000	1,213,958
City Telecom Ltd. 8.750%, due February 1, 2015	675,000	529,875
Millicom International Cellular SA 10.000%, due December 1, 2013	1,000,000	1,120,000
New Skies Satellites BV 10.414%, due November 1, 2011	965,000	1,001,188
Nordic Telephone Co. Holdings ApS, 144A 8.875%, due May 1, 2016 (a)	750,000	774,375

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
TELECOMMUNICATION SERVICES, continued
Tele Norte Leste Participacoes 8.000%, due December 18, 2013	$367,000	$383,515
Wind Acquisition Finance SA, 144A 10.750%, due December 1, 2015 (a)	1,250,000	1,334,375
		7,072,286
UTILITIES: 1.1%
Ormat Funding Corp. 8.250%, due December 30, 2020	780,600	804,018
TOTAL CORPORATE BONDS (Cost $69,181,074)		67,116,910
PREFERRED STOCKS: 2.1%	NUMBER OF SHARES
FINANCIALS: 2.1%
Health Care REIT, Inc. Preferred Series F	40,000	1,005,200
Nationwide Health Properties, Inc. Preferred Convertible Series B	5,000	536,100
TOTAL PREFERRED STOCKS (Cost $1,492,800)		1,541,300
CERTIFICATES OF DEPOSIT: 0.4%	PRINCIPAL AMOUNT
Self Help Credit Union 4.210%, due July 4, 2006	$100,000	100,000
ShoreBank & Trust Co. 4.260%, due November 6, 2006	100,000	100,000
Shore Bank 4.850%, due November 30, 2006	100,000	100,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $300,000)		300,000

Schedule of Investments (Unaudited), continued

June 30, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
MONEY MARKET SHARES: 2.8%
Pax World Money Market Fund – note B (c) (Cost $1,980,648)	1,980,648	$1,980,648
TOTAL INVESTMENTS: 98.4% (Cost $72,954,522)		70,938,858
Other assets and liabilities (Net): 1.6%		1,128,515
Net Assets: 100.0%		$72,067,373

(a)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)  Principal amount is Euro currency; value is in U.S. dollars

(c)  Affiliate – security is managed by Pax World Management Corp., the Fund's Adviser

GR  Greece

SA  South Africa

See notes to financial statements

Statements of Assets and Liabilities (Unaudited)

June 30, 2006

PAXWORLD

	Balanced Fund	Growth Fund	High Yield Fund
ASSETS
Investments, at value – note A (cost – $1,653,424,751, $84,622,044, and $70,973,874, respectively)	$1,978,434,631	$96,466,656	$68,958,210
Investments, at value, in affiliates (cost - $45,666,355, $17,068,640 and $1,980,648, respectively)	45,666,355	17,068,640	1,980,648
Total Investments	2,024,100,986	113,535,296	70,938,858
Cash	–	250,102	246,311
Foreign currency, at value (cost - $0, $0, and $186,818, respectively)	–	–	186,486
Prepaid Expenses	138,352	43,780	37,638
Receivables:
Capital stock sold	2,378,084	268,561	70,444
Dividends and interest – note A	7,484,559	55,572	1,414,603
Investment securities sold	1,127,773	–	202,936
Other	490	–	–
Total Assets	2,035,230,244	114,153,311	73,097,276
LIABILITIES
Payables:
Capital stock reacquired	1,775,494	38,290	103,338
Investment securities purchased	879,627	5,934,725	576,292
Dividend payable – note A	–	–	145,552
Payable to bank	1,993,232	–	–
Accrued expenses:
Investment advisory fee – note B	895,745	66,532	15,823
Distribution expense	428,191	27,144	2,226
Transfer agent fees	249,913	14,773	6,567
Printing and other shareholder communication fees	74,104	17,046	13,468
Custodian fees	76,825	8,873	12,713
Legal and audit fees	34,665	38,546	71,617
Administration fees	1,807	1,792	1,792
Other accrued expenses	110,515	63,938	80,515
Total Liabilities	6,520,118	6,211,659	1,029,903
NET ASSETS	$2,028,710,126	$107,941,652	$72,067,373

Statements of Assets and Liabilities (Unaudited), continued

June 30, 2006

PAXWORLD

	Balanced Fund	Growth Fund	High Yield Fund
NET ASSETS REPRESENTED BY:
Paid in Capital	$1,610,229,982	$94,872,446	$73,777,972
Undistributed (distributions in excess of) net investment income	16,522,240	(340,564)	(105,030)
Accumulated net realized gain (loss)	76,948,024	1,565,158	408,956
Net unrealized appreciation (depreciation) of:
Investments	325,009,880	11,844,612	(2,015,664)
Foreign currency translations	–	–	1,139
NET ASSETS	$2,028,710,126	$107,941,652	$72,067,373 (a)
Shares of capital stock outstanding (150,000,000; 25,000,000; and 50,000,000 authorized shares, respectively, and $1 par value for all funds)	83,385,343	8,585,512	(b)
Net asset value per share	$24.33	$12.57	(c)
(a) Net Assets Attributable To:

Individual Investor Class	$62,598,881
Institutional Class	$9,468,492
(b) Capital Shares Outstanding
Individual Investor Class	7,559,255
Institutional Class	1,143,175
(c) Net Asset Value per Share
Individual Investor Class	$8.28
Institutional Class	$8.28

See notes to financial statements

Statements of Operations (Unaudited)

Six Months Ended June 30, 2006

PAXWORLD

	Balanced Fund	Growth Fund	High Yield Fund
INVESTMENT INCOME
Income – note A
Dividends (net of foreign withholding tax of $196,918; $0; and $0, respectively)	$10,294,309	$199,769	$57,500
Dividends from affiliate	1,037,875	248,988	37,764
Interest	12,984,429	–	2,822,703
Other income	732,492	8,114	144,545
Total Income	25,049,105	456,871	3,062,512
Expenses
Investment advisory fees – note B	5,124,134	440,982	256,078
Distribution expenses – note B	2,145,753	106,561	93,092
Transfer agent fees	1,074,051	110,083	71,057
Printing and other shareholder communication fees	207,430	23,666	13,094
Custodian fees	248,398	33,466	40,258
Legal fees and related expenses	343,130	94,405	38,411
Directors' fees and expenses – note B	113,847	51,239	47,878
Audit fees	45,243	38,789	31,385
Registration fees	33,178	20,947	25,764
Administration fees	10,765	10,749	10,750
State taxes	37,111	17,176	9,668
Other expenses	121,871	5,757	4,766
Total Expenses	9,504,911	953,820	642,201
Less: Fees paid indirectly – note E	(15,922)	(5,170)	(3,986)
Money market advisory fee waiver – note B	(21,864)	(5,241)	(817)
Expenses assumed by Adviser – note B	–	(145,974)	(188,745)
Net expenses	9,467,125	797,435	448,653
Net investment income (loss)	15,581,980	(340,564)	2,613,859
REALIZED AND UNREALIZED GAIN (LOSS) – notes A and C
Net realized gain (loss) on:
Investments	52,471,982	6,227,685	415,935
Foreign currency transactions	–	–	(6,979)
Change in unrealized appreciation (depreciation) on:
Investments	(13,402,353)	(8,412,358)	(1,033,971)
Foreign currency translation	–	–	2,507
Net realized and unrealized gain (loss) on investments and foreign currency	39,069,629	(2,184,673)	(622,508)
Net increase in net assets resulting from operations	$54,651,609	$(2,525,237)	$1,991,351

See notes to financial statements

PAXWORLD

	Balanced Fund		Growth Fund		High Yield Fund
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS
Operations
Investment income (loss), net	$15,581,980	$21,916,054	$(340,564)	$(430,328)	$2,613,859	$3,921,343
Net realized gain (loss) on investments and foreign currency transactions	52,471,982	66,924,450	6,227,685	3,151,526	408,956	208,186
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(13,402,353)	6,955,221	(8,412,358)	3,800,158	(1,031,464)	(2,732,001)
Net increase in net assets resulting from operations	54,651,609	95,795,725	(2,525,237)	6,521,356	1,991,351	1,397,528
Distributions to shareholders from:
Net investment income
Common Stock	–	(20,959,844)	–	–	(2,238,713)	–
Individual Investor Class	–	–	–	–	(382,085)	(3,499,395)
Institutional Class	–	–	–	–	–	(549,750)
Realized gains
Common Stock	–	(42,981,111)	–	–	–	–
Individual Investor Class	–	–	–	–	–	(402,846)
Institutional Class	–	–	–	–	–	(59,112)
Tax return of capital	–	–	–	–	–	(400,917)
Total distributions to shareholders	–	(63,940,955)	–	–	(2,620,798)	(4,912,020)
From capital share transactions:
Net increase in net assets from capital share transactions	45,555,845	434,446,478	12,750,855	26,335,031	6,075,043	17,782,787
Redemption fees	–	–	–	–	2,866	12,157
Net increase in net assets	100,207,454	466,301,248	10,225,618	32,856,387	5,448,462	14,280,452
Net assets
Beginning of period	1,928,502,672	1,462,201,424	97,716,034	64,859,647	66,618,911	52,338,459
End of year[1]	$2,028,710,126	$1,928,502,672	$107,941,652	$97,716,034	$72,067,373	$66,618,911
[1]Includes undistributed (distributions in excess of) net investment income	$16,522,240	$940,260	$(340,564)	$–	$(105,030)	$(98,091)

See notes to financial statements

Statements of Changes in Net Assets

Statements of Changes – Capital Stock Activity

PAXWORLD

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
	Shares		Amount
BALANCED FUND
Common Stock
Shares sold	6,772,057	21,686,366	$165,662,432	$506,717,875
Shares issued in reinvestment of distributions	302	2,579,937	7,154	61,369,745
Shares redeemed	(4,922,759)	(5,692,268)	(120,113,741)	(133,641,142)
Net increase	1,849,600	18,574,035	$45,555,845	$434,446,478
GROWTH FUND
Common Stock
Shares sold	1,700,372	2,936,242	$22,229,074	$35,171,273
Shares redeemed	(734,107)	(741,448)	(9,478,219)	(8,836,242)
Net increase	966,265	2,194,794	$12,750,855	$26,335,031
HIGH YIELD FUND
Individual Investor Class
Shares sold	1,346,682	2,753,309	$11,316,730	$23,749,892
Shares issued in reinvestment of distributions	204,877	415,412	1,719,229	3,543,595
Shares redeemed	(764,559)	(1,576,172)	(6,427,435)	(13,518,116)
Net increase	787,000	1,592,549	$6,608,524	$13,775,371
HIGH YIELD FUND
Institutional Class
Shares sold	71,630	560,416	$599,997	$4,770,376
Shares issued in reinvestment of distributions	27,996	41,233	235,013	350,948
Shares redeemed	(162,614)	(128,142)	(1,365,625)	(1,101,751)
Net increase (decrease)	(62,988)	473,507	$(530,615)	$4,019,573

See notes to financial statements

Financial Highlights

PAXWORLD Balanced Fund, Inc.

1.  Selected data for a share outstanding throughout each period

	Six Months Ended June 30, 2006	Year Ended December 31
	(Unaudited)	2005	2004	2003	2002	2001
Net asset value, beginning of period	$23.65	$23.22	$20.68	$17.82	$19.91	$22.41
Income (loss) from investment operations
Investment income, net[1]	0.19	0.31	0.23	0.20	0.33	0.47
Realized and unrealized gain (loss) on investments, net	0.49	0.94	2.53	2.87	(2.09)	(2.49)
Total from investment operations	0.68	1.25	2.76	3.07	(1.76)	(2.02)
Less distributions
Dividends from investment income, net	–	0.28	0.22	0.20	0.33	0.47
Distributions from realized gains	–	0.54	–	–	–	-
Tax return of capital	–	–	–	0.01	–	0.01
Total distributions	–	0.82	0.22	0.21	0.33	0.48
Net asset value, end of period	$24.33	$23.65	$23.22	$20.68	$17.82	$19.91
2. Total return[2]	2.88%[3]	5.39%	13.39%	17.27%	(8.86%)	(9.09%)
3. Ratios and supplemental data
Net assets, end of period ('000,000s)	$2,029	$1,929	$1,462	$1,224	$1,033	$1,161
Ratio to average net assets:
Net expenses, excluding custody credits	0.95%[4]	0.96%	0.95%	0.99%	0.95%	0.94%
Net investment income	1.56%[4]	1.32%	1.07%	1.09%	1.74%	2.27%
Portfolio turnover rate	14.58%[3]	21.61%	33.02%	19.33%	36.96%	37.50%
Net expenses, including custody credits and expenses assumed by Adviser	0.95%[4]	0.96%	0.95%	0.99%	0.95%	0.94%
Net expenses, excluding custody credits and expenses assumed by Adviser	0.95%[4]	0.96%	0.95%	0.99%	0.97%	0.94%

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

3  Not annualized.

4  Annualized.

Financial Highlights

PAXWORLD Growth Fund, Inc.

1.  Selected data for a share outstanding throughout each period

	Six Months Ended June 30, 2006	Year Ended December 31
	(Unaudited)	2005	2004	2003	2002	2001
Net asset value, beginning of period	$12.82	$11.96	$9.80	$7.26	$9.23	$11.98
Income (loss) from investment operations
Investment income (loss), net[1]	(0.04)	(0.07)	(0.12)	(0.09)	(0.05)	(0.04)
Realized and unrealized gain (loss) on investments, net	(0.21)	0.93	2.28	2.63	(1.92)	(2.71)
Total from investment operations	(0.25)	0.86	2.16	2.54	(1.97)	(2.75)
Net asset value, end of period	$12.57	$12.82	$11.96	$9.80	$7.26	$9.23
2. Total return[2]	(1.95%)[3]	7.19%	22.04%	34.99%	(21.34%)	(22.95%)
3. Ratios and supplemental data
Net assets, end of period ('000s)	$107,942	$97,716	$64,860	$40,611	$22,055	$24,820
Ratio to average net assets:
Net expenses, excluding custody credits	1.51%[4]	1.51%	1.51%	1.50%	1.52%	1.53%
Net investment loss	(0.64%)[4]	(0.56%)	(1.09%)	(1.10%)	(0.78%)	(0.48%)
Portfolio turnover rate	70.95%[3]	105.41%	92.68%	116.87%	105.86%	54.71%
Net expenses, including custody credits and expenses assumed by Adviser	1.50%[4]	1.50%	1.50%	1.50%	1.50%	1.50%
Net expenses, excluding custody credits and expenses assumed by Adviser	1.80%[4]	2.06%	2.01%	2.56%	2.69%	2.45%

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

3  Not annualized.

4  Annualized.

Financial Highlights

PAXWORLD High Yield Fund, Inc.

Individual Investor Class

1.  Selected data for a share outstanding throughout each period

	Six Months Ended June 30, 2006	Year Ended December 31
	(Unaudited)	2005	2004	2003	2002	2001
Net asset value, beginning of period	$8.35	$8.85	$8.64	$7.89	$8.50	$8.74
Income (loss) from investment operations
Investment income, net[1]	0.31	0.57	0.56	0.54	0.56	0.75
Realized and unrealized gain (loss) on investments, net	(0.07)	(0.37)	0.27	0.75	(0.61)	(0.24)
Total from investment operations	0.24	0.20	0.83	1.29	(0.05)	0.51
Less distributions
Dividends from investment income, net	0.31	0.59	0.60	0.54	0.56	0.75
Distributions from realized gains	–	0.06	0.02	–	–	–
Tax return of capital	–	0.05	–	–	–	–
Total distributions	0.31	0.70	0.62	0.54	0.56	0.75
Net asset value, end of period	$8.28	$8.35	$8.85	$8.64	$7.89	$8.50
2. Total return[2]	2.87%[3]	2.32%	10.00%	16.90%	(0.51%)	5.82%
3. Ratios and supplemental data
Net assets, end of period ('000s)	$62,599	$56,546	$45,852	$47,857	$31,219	$16,259
Ratio to average net assets:
Net expenses, excluding custody credits	1.33%[4]	1.51%	1.50%	1.50%	1.48%	1.57%
Net investment income	7.42%[4]	6.57%	6.46%	6.56%	6.96%	8.42%
Portfolio turnover rate	18.29%[3]	64.93%	94.84%	130.69%	101.70%	194.33%
Net expenses, including custody credits and expenses assumed by Adviser	1.32%[4]	1.50%	1.50%	1.50%	1.46%	1.50%
Net expenses, excluding custody credits and expenses assumed by Adviser	1.88%[4]	2.26%	2.13%	2.07%[5]	2.49%[5]	3.46%[5]

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

3  Not annualized.

4  Annualized.

5  Includes additional expense reimbursement.

Financial Highlights

PAXWORLD High Yield Fund, Inc.

Institutional Class

1.  Selected data for a share outstanding throughout each period

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005	Period Ended December 31, 2004*
Net asset value, beginning of period	$8.35	$8.85	$8.44
Income (loss) from investment operations
Investment income, net[1]	0.32	0.59	0.34
Realized and unrealized gain (loss) on investments, net	(0.07)	(0.36)	0.46
Total from investment operations	0.25	0.23	0.80
Less distributions
Dividends from investment income, net	0.32	0.62	0.37
Distributions from realized gains	–	0.06	0.02
Tax return of capital	–	0.05	–
Total distributions	0.32	0.73	0.39
Net asset value, end of period	$8.28	$8.35	$8.85
2. Total return[2]	3.02%[3]	2.68%	9.65%[3]
3. Ratios and supplemental data
Net assets, end of period ('000s)	$9,468	$10,073	$6,487
Ratio to average net assets:
Net expenses, excluding custody credits	1.03%[4]	1.16%	1.15%[4]
Net investment income	7.70%[4]	6.94%	6.85%[4]
Portfolio turnover rate	18.29%[3]	64.93%	94.84%[3]
Net expenses, including custody credits and expenses assumed by Adviser	1.02%[4]	1.15%	1.15%[4]
Net expenses, excluding custody credits and expenses assumed by Adviser	1.56%[4]	1.91%	1.93%[4]

*  Commencement of operations was June 1, 2004.

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

3  Not annualized

4  Annualized

Notes to Financial Statements (Unaudited)

June 30, 2006

PAXWORLD Balanced Fund, Inc.

PAXWORLD Growth Fund, Inc.

PAXWORLD High Yield Fund, Inc.

NOTE A – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively, the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act").

The Funds' social policy is to invest in securities of companies producing goods and services that Pax World Management Corp., the Funds' adviser (the "Adviser"), believes improve the quality of life, and that are not engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is to seek income and conservation of principal. As a secondary investment objective and to the extent consistent with its primary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Growth Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by normally investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. The Fund seeks to achieve this objective by normally investing, under normal market conditions, at least eighty percent (80%) of its assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities

Notes to Financial Statements (Unaudited), continued

June 30, 2006

that are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). On April 30, 2004, the High Yield Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. Operations of the Institutional Class of shares commenced on June 1, 2004.

Accounting estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments

Portfolio securities and other types of investments for which market quotations are readily available are valued at market value, which is generally determined on the basis of last reported sales price. If no sales are reported, market value is generally determined based on quotes or closing prices (such as the NASDAQ Official Closing Price) obtained from a quotation reporting system, established market makers, or reputable pricing services. Portfolio debt securities having a remaining maturity of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes, the mean between the last reported bid and asked prices is used. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Portfolio securities and other assets initially valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from pricing services (normally determined at 12:00 p.m. Eastern time). Portfolio debt securities having remaining maturities of 60 days or fewer are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price a Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments valued based on amortized cost during periods of rising or falling interest rates will not be reflected either in the computation of the net asset value of a Fund's portfolio.

Notes to Financial Statements (Unaudited), continued

June 30, 2006

Certain securities and assets are valued at fair value as determined in good faith by the Directors or by persons acting at their direction. The fair value of any securities from time to time held by any Fund for which no market quotes are readily available is determined in accordance with procedures approved by the Directors. The Directors, however, are ultimately responsible for such determinations. The fair value of such securities is generally the price which the Fund could reasonably expect to receive upon a security's current sale. Consideration may be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition).

The Funds' net asset value is determined at the close of trading on the New York Stock Exchange (the "Exchange"), which usually is 4:00 p.m. Eastern Time (the "NYSE Close"), on each business day that the Exchange is open for trading. Fund shares are not priced on days on which the Exchange is closed for trading. For purposes of calculating the net asset value, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed above. Information that becomes known to the Funds or their agents after the net asset value has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the net asset value determined earlier that day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Notes to Financial Statements (Unaudited), continued

June 30, 2006

Expenses

Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Shareholders of the Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class each have a 12b-1 plan. Shareholders of the High Yield Fund Institutional Class have not adopted a 12b-1 plan.

Distributions to shareholders

Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Balanced and Growth Funds intend to declare and distribute dividends from net investment income, if any, semi-annually.

The High Yield Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

The Funds will distribute net realized capital gains, if any, annually.

Federal income taxes

The Funds have qualified and intend to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign currency transactions

The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Notes to Financial Statements (Unaudited), continued

June 30, 2006

NOTE B – INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

Each Fund has entered into an Investment Advisory Agreement (the "Agreements") with Pax World Management Corp. (the "Adviser"). Pursuant to the Agreements, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Board of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment strategies and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

As compensation for services rendered, each Fund pays the Adviser a fee, accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000. The Adviser has contractually agreed to reduce the High Yield Fund's management fee to 0.50% until at least December 31, 2007.

The Adviser has contractually agreed (i) to reimburse the Balanced and Growth Funds to the extent each Fund's respective expenses exceed, on an annual basis, one and one-half percent (1.50%) of the average daily net assets of the relevant Fund and (ii) to reimburse the High Yield Fund Individual Investor Class and Institutional Class shares to the extent expenses of each class exceed 0.99% and 0.74%, respectively, of average daily net assets until at least December 31, 2007. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses

Notes to Financial Statements (Unaudited), continued

June 30, 2006

related to shareholder communications including all expenses of shareholders' and Boards of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

The Adviser has contractually agreed to reduce each of the Growth and High Yield Funds' distribution and/or service (12b-1) fee to 0.25% until at least December 31, 2007. For the six months ended June 30, 2006, the expense reimbursements and fee waivers for each of the Funds were as follows:

Fund	Total Expenses Assumed by Adviser
Growth	$145,974
High Yield – Individual Investor Class	162,782
High Yield – Institutional Class	25,963

The Agreements were approved by their respective Boards of Directors, including a majority of the Directors who are not "interested persons" of the Funds, at an in-person meeting held on June 8, 2006. A discussion regarding the basis of the Boards' of Directors approval of the investment advisory agreement between the Adviser and each Fund is contained below under the caption "Board Approval of Advisory Agreements."

Each Fund has adopted a plan or plans (individually, a "Plan") pursuant to Rule 12b-1 under the Act that allows it to pay distribution fees for the sale and distribution of its shares and for personal services rendered to Fund shareholders in connection with the maintenance of shareholder accounts. The Balanced and Growth Funds and the High Yield Fund Individual Investor Class have adopted a Plan while the High Yield Fund Institutional Class has not. For the Balanced Fund, the annual fees may equal up to 0.25% of average daily net assets of the Balanced Fund. For the Growth and High Yield Funds, the annual fees may equal up to 0.35% of the average daily net assets of each Fund. However, the Adviser has contractually agreed to reduce the Rule 12b-1 fee for each of the Growth and High Yield Funds to 0.25% until at least December 31, 2007. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time.

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested

Notes to Financial Statements (Unaudited), continued

June 30, 2006

in the Pax World Money Market Fund, Inc. For the six months ended June 30, 2006, the advisory fee was waived as follows:

Fund	Amount
Balanced	$21,864
Growth	5,241
High Yield	817

Several individuals who are officers and/or Directors of the Funds are also employees of the Adviser.

The Funds pay each of their interested directors an annual retainer of $1,750 and each of their disinterested directors an annual retainer of $3,500 ($7,500 for the Lead Director). In addition, the Balanced Fund currently pays each of its disinterested directors a fee of $2,000, and each of its interested directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund; and the Growth and High Yield Funds currently pay each of their disinterested directors a fee of $1,000, and each of their interested directors a fee of $300, for attendance at each meeting of the Boards of Directors of such Funds. Members of the Boards of Directors of the Funds are also reimbursed for their travel expenses for attending meetings of the Boards of Directors. In addition, (i) the Balanced Fund pays $2,000 and the Growth and High Yield Funds pay $1,000 to each member of their respective Audit Committees for attendance at each meeting, and (ii) each Fund pays $300 to each member of its respective Nominating Committee for attendance at each meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings.

Substantially all of the Adviser's capital stock is currently owned by Mr. Laurence A. Shadek and his siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family members (except for Mr. Thomas F. Shadek) own twenty-five and seventy-three hundredths percent (25.73%) of H.G. Wellington & Co., Inc., the Funds' principal underwriter. Thomas W. Grant, the President of H. G. Wellington, has less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions and distribution expenses under the Plans paid to H.G. Wellington during the six months ended June 30, 2006 were as follows:

Fund	Brokerage Commission	% of Total Commissions	Distribution Expenses
Balanced	$0	0.00%	$2,715
Growth	8,000	3.67%	3,393
High Yield	0	0.00%	1,961

Notes to Financial Statements (Unaudited), continued

June 30, 2006

NOTE C – INVESTMENTS INFORMATION

Purchases and proceeds from sales of investments for the three Funds for the six months ended June 30, 2006 were as follows:

	Purchases		Sales
Fund	Investments*	U.S. Government Bonds	Investments*	U.S. Government Bonds
Balanced	$303,778,625	$90,623,728	$258,984,499	$25,581,520
Growth	75,119,499	–	67,436,557	–
High Yield	18,805,791	–	12,285,661	–

*Excluding short-term investments and U.S. Government bonds

The term "affiliated company" includes other investment companies that are managed by a fund's adviser. At June 30, 2006, the Funds held the following security of an affiliated company, Pax World Money Market Fund, Inc.:

Value at 12/31/05*	Purchased Cost	Sold Cost	Value at 6/30/06	Dividend Income
Balanced
$59,124,810	$192,526,598	$205,985,053	$45,666,355	$1,037,875
Growth
6,140,024	49,755,516	38,826,900	17,068,640	248,988
High Yield
3,005,929	15,998,719	17,024,000	1,980,648	37,764

*A "controlled affiliate" is a company in which a fund has ownership of at least 25% of the voting securities. At June 30, 2006, none of the above Funds held 25% or more of the Pax World Money Market Fund, Inc.

For Federal income tax purposes, the identified cost of investments owned at June 30, 2006 as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2006 were as follows for the three Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,699,091,106	$369,026,707	$44,016,827	$325,009,880
Growth	101,690,684	14,305,490	2,460,878	11,844,612
High Yield	72,954,522	746,554	2,762,218	(2,015,664)

Notes to Financial Statements (Unaudited), continued

June 30, 2006

NOTE D – TAX INFORMATION

Under current tax laws, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2005 through December 31, 2005 which have been deferred for tax purposes until fiscal year 2006:

Fund	Deferred Losses
Growth	$94,172

At December 31, 2005, the Funds had the following capital loss carryforwards, which may be used to offset future net realized capital gains for Federal income tax purposes, expiring December 31:

Fund	2010
Growth	$4,052,505

NOTE E – CUSTODIAN BANK AND CUSTODIAN FEES

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds' custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the three Funds for the six months ended June 30, 2006, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits
Balanced	$15,922
Growth	5,170
High Yield	3,986

NOTE F – OTHER

In March 2005, the High Yield Fund and the Adviser contacted the Securities & Exchange Commission regarding the Adviser's internal controls with regard to retention of corporate records of the Fund. The Adviser has informed the Funds that it believes that this matter is not likely to have a material adverse effect on the High Yield Fund or the Adviser's ability to manage the Fund.

NOTE G – SPECIAL MEETING OF SHAREHOLDERS OF THE BALANCED FUND

At a special meeting held on February 23, 2006, shareholders of the Pax World Balanced Fund approved an amendment to the Fund's Certificate of Incorporation that increased the number of authorized shares of the Fund's common stock form seventy-five million (75,000,000) to one hundred fifty million (150,000,000). The approval of this amendment has allowed the Fund to exchange certain shares that were inadvertently issued

Notes to Financial Statements (Unaudited), continued

June 30, 2006

in excess of the 75,000,000 shares for newly authorized shares. The Adviser has agreed to pay all costs associated with the issuance and exchange by the Fund of the newly authorized shares.

NOTE H – PROXY VOTING

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800-767-1729 or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or visiting Pax World's website at www.paxworld.com and is available without charge by visiting the SEC's website at www.sec.gov.

NOTE I – QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800-767-1729.

NOTE J – BOARD APPROVAL OF ADVISORY AGREEMENTS

Review Process

The Investment Company Act of 1940 (the "1940 Act") requires that the Directors request and evaluate, and that Pax World Management Corp. (the "Adviser") furnish, such information as may reasonably be necessary for the Directors to evaluate the terms of the Funds' current investment advisory contracts (the "Current Management Contracts") as well as the amended investment advisory contract proposed to be adopted for each Fund (the "Amended Management Contracts" and together with the Current Management Contracts, the "Management Contracts"). The Boards and/or the Directors who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds (the "Independent Directors") met in person and telephonically on three occasions in May and June of 2006, once with management and twice in executive session, for the specific purpose of considering the Management Contracts (the "contract review meetings"). In addition, the Directors consider matters bearing on the Funds and their investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser.

Notes to Financial Statements (Unaudited), continued

June 30, 2006

During the course of the contract review meetings, the Directors met with and discussed the Management Contracts with representatives of the Adviser. The Independent Directors were assisted in their evaluation of the Management Contracts by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from management. During the course of the contract review meetings, the Independent Directors made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Directors did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Directors' deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. The Directors' conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services

In considering the Management Contracts, the Directors, including the Independent Directors, evaluated the nature, extent and quality of the advisory services provided to the Funds by the Adviser. They considered the terms of the Management Contracts and received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment program used by the Adviser to manage the Funds; (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) the compliance functions of the Adviser, (f) financial results of the Adviser and assets under management and other information relating to the financial resources of the Adviser, and (g) information relating to portfolio manager compensation.

In addition to considering the Funds' investment performance (see below), the Directors considered, among other matters, the Adviser's general oversight of the Funds. They also took into account information concerning the investment philosophy and investment process used by the Adviser in managing the Funds as well as the in-house research and social screening capabilities of the Adviser. They also considered various investment resources available to the Adviser, including research services acquired with "soft dollars" available to the Adviser as a result of securities transactions effected for the Funds and other clients.

Notes to Financial Statements (Unaudited), continued

June 30, 2006

The Directors considered, among other matters, that the Adviser provides each Fund with office space and personnel, and provides oversight and coordination of the Funds' third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account certain weaknesses in the Adviser's historical compliance and operational functions, as well as steps taken by the Adviser to enhance compliance and operational capabilities and the resources being devoted to each.

The Directors concluded, within the context of their overall conclusions regarding the Management Contracts, that the scope of the services provided to the Funds by the Adviser under the Management Contracts was consistent with the Funds' operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Adviser to the Funds were sufficient to warrant approval of the Management Contracts.

Fund Performance

In connection with the contract review meetings, the Directors, including the Independent Directors, reviewed information provided by the Adviser regarding the total return investment performance of the Funds, comparing each Fund's investment results with those of other mutual funds that employ socially responsible investing practices (the "SRI Universe") as well as with a broader peer universe (the "Expanded Universe", and, together with the SRI Universe, the "Peer Universe") over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended December 31, 2005. The Directors also considered information comparing the performance of other accounts managed in a similar manner by the Adviser to that of the Funds. In addition to the information reviewed by the Directors at the contract review meetings, the Directors received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The Directors also considered the portfolio turnover rates of each Fund.

Balanced Fund. The Directors reviewed information showing performance of the Fund. The comparative information showed that the Fund's performance was above the median for the Peer Universe for all periods, except for the 5-year return of the Expanded Universe. Based on their review, the Directors concluded that the Balanced Fund's relative investment performance over time had been satisfactory.

Growth Fund. The Directors reviewed information showing performance of the Fund. The comparative information showed that the Fund's performance was at or above the median for the SRI Universe for the 1- and 3-year periods, but was below the median for the 5-year period. The Directors further noted that the comparative information showed that the Fund's performance was below the median for the Expanded Universe for all periods.

Notes to Financial Statements (Unaudited), continued

June 30, 2006

The Directors considered that the Fund's more recent performance had improved and that, given the Fund's socially responsible policies, the Fund's relative performance as compared to the SRI Universe was more relevant than the Fund's relative performance as compared to the Expanded Universe. Based on their review, the Directors concluded that the Growth Fund's relative investment performance over time had been satisfactory.

High Yield Fund. The Directors reviewed information showing performance of the Fund. The comparative information showed that the Fund's performance was below the median for the Expanded Universe for all periods (the Fund is the only high yield fund in the SRI Universe). The Directors noted that the Adviser had recently made changes in the portfolio management team for the Fund. The Directors also noted that the Fund's performance should improve over time as a result of the fee waiver and expense reimbursement arrangements currently in place (as discussed below). Based upon their review, the Directors concluded that they would continue to monitor the performance of the High Yield Fund, but that, based on discussions with management, they retained confidence in the Adviser's overall capabilities to provide management for the High Yield Fund.

Based on this and other information, the Directors concluded, within the context of their overall conclusions regarding the Management Contracts, that the Adviser's performance record and process in managing the Funds were sufficient to support approval of the Management Contracts.

Fees and Other Expenses

The Directors, including the Independent Directors, considered the advisory fees paid by each Fund to the Adviser as well as each Fund's 12b-1 fee, "Other Expenses" and total expense ratios. In doing so, the Directors reviewed information provided by management. Among other information, the Directors considered the level of the Funds' advisory fees and total expenses versus each Fund's SRI Universe (except for the High Yield Fund) and Expanded Universe. In connection with their review, the Directors considered the Adviser's agreement to (i) reimburse each of the Balanced and Growth Funds to the extent such Fund's total expenses exceed 1.50% of each Fund's respective average daily net assets, (ii) waive a portion of the Rule 12b-1 fee for each of the Growth and High Yield Funds until at least December 31, 2007, (iii) waive the High Yield Fund's advisory fee to 0.50% of average daily net assets until at least December 31, 2007, and (iv) reimburse the High Yield Fund Individual Investor Class and Institutional Class shares to the extent expenses of each class exceed 0.99% and 0.74%, respectively, of average daily net assets until at least December 31, 2007. The Directors also considered information showing the advisory fees charged by the Adviser to other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Adviser with respect to the Funds were generally similar to (but not necessarily as low as, in all cases) the fee rates charged by the Adviser to other similar accounts. In this regard, the Directors noted management's description of the differences in services provided to these other accounts, including the

Notes to Financial Statements (Unaudited), continued

June 30, 2006

generally broader scope of services provided by the Adviser to the Funds relative to other accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds. As discussed below, the Directors observed that the Funds' advisory fees and non-advisory expenses remained generally in line with each Fund's Peer Universe.

Balanced Fund. For the Pax World Balanced Fund, advisory fee, 12b-1 fee, Other Expenses and total expenses were at or below the median for the Peer Universe (except that the advisory fee was above median for the Expanded Universe). The Directors concluded that the advisory fee, 12b-1 fee, Other Expenses and total expense ratio were acceptable.

Growth Fund. For the Pax World Growth Fund, the advisory fee was above the median for the Peer Universe and the 12b-1 fee, Other Expenses and total expenses were at or below median for the Peer Universe. The Directors noted that, although the Fund's advisory fee did not compare favorably to the Fund's Peer Universe, its total expense ratio was below the median for the Peer Universe. The Directors concluded that the advisory fee, 12b-1 fee, Other Expenses and total expense ratio were acceptable.

High Yield Fund. For the Pax World High Yield Fund, advisory fee, 12b-1 fee, Other Expenses and total expenses were below median for the Expanded Universe (the Fund is the only high yield fund in the SRI Universe). The Directors concluded that the advisory fee, 12b-1 fee, Other Expenses and total expense ratio were acceptable.

Based on this and other information, the Directors concluded, within the context of their overall conclusions regarding the Management Contracts, that the fees and expenses to be charged represented reasonable compensation to the Adviser and the Funds' service providers in light of the services provided. In coming to this conclusion, the Directors took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability

The Directors, including the Independent Directors, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability of the Adviser's relationship with the Funds, including a profitability report prepared by management detailing the costs of services provided to the Funds by the Adviser, and the profitability to the Adviser of its advisory relationship with the Funds, each for the years ended December 31, 2004 and 2005 as well as an estimate for the year ending December 31, 2006. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the Adviser's

Notes to Financial Statements (Unaudited), continued

June 30, 2006

capital structure and cost of capital. The Directors concluded that, taking all of the foregoing into account, they were satisfied that the Adviser's level of profitability from its relationship with each Fund was not excessive.

Possible Fall-Out Benefits

The Directors, including the Independent Directors, considered information regarding the direct and indirect benefits to the Adviser from its relationship with the Funds, including reputational and other "fall out" benefits. During the course of the year, the Board of Directors received presentations from the Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Adviser in connection with trade execution for the Funds (soft dollar arrangements), and the Directors accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Directors considered the receipt of these benefits in light of the Adviser's profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale

The Directors, including the Independent Directors, considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Directors noted that the advisory fee schedules for the Funds contain breakpoints that reduce the fee rate on assets above specified levels and that the Funds were currently benefiting from the attainment of such breakpoints. The Directors further noted the Adviser's agreement to reimburse the Balanced and Growth Funds to the extent each Fund's total expenses exceed 1.50% of such Fund's average daily net assets and its agreement to reimburse the High Yield Fund to the extent the Fund's total expenses exceed 0.99% (for Individual Investor Class shares) and 0.74% (for Institutional Class shares), each of the Fund's average daily net assets. Based on these observations, the Directors concluded that the Funds' overall fee arrangements would represent an appropriate sharing at the present time between Fund shareholders and the Adviser of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Boards of Directors, including the Independent Directors, unanimously concluded that the continuation of the Current Management Contracts and the adoption of the Amended Management Contracts was in the best interests of the Funds and their shareholders and should be approved.

Account Options and Services*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

TYPES OF ACCOUNTS

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA: Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA): These plans provide excellent ways to save for a child's education.

403(b)(7) Plan: This plan is available to employees of non-profit organizations.

SERVICES

Automatic Investment Plan: You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access: Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection – our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

* This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectuses contain this and other information about the Funds and may be obtained by calling 800-767-1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past peformance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800-767-1729 or visit www.paxworld.com. Distributor: H.G. Wellington & Co., Inc., a member of NASD/ SIPC.; August 2006.

E T H I C A L   I N V E S T I N G

PAX World
222 State Street
Portsmouth, NH 03801

800.767.1729

web www.paxworld.com

email info@paxworld.com

For general fund information:

800.767.1729

For shareholder account information:

800.372.7827

For broker services:

800.635.1404

Address all account inquiries to:

PAX World

P. O. Box 9824

Providence, RI 02940-8024

printed in USA on recycled paper

Item 2. Code of Ethics.

Not applicable - The information required by this Item is only required in an annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable - The information required by this Item is only required in an annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable - The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11. Controls and Procedures.

(a)           It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)           There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.          Exhibits.

(a)	(1)

Not applicable - Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

	(3)	Not applicable.

(b)		Certification of the principal executive officer and principal financial officer of the Registrant required by
Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Balanced Fund, Inc.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, CEO & President

Date	September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, CEO & President (Principal Executive Officer)

Date	September 8, 2006

By (Signature and Title)	/s/ Janet Lawton Spates
Janet Lawton Spates, Treasurer (Principal Financial Officer)

Date	September 8, 2006